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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 31, 2005
                                                 ------------

                                ICU MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                               0-19974              33-0022692
--------                               -------              ----------
(State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation)                    File Number)           Identification No.)


951 Calle Amanecer, San Clemente, California                     92673
--------------------------------------------                     -----
(Address of principal executive offices)                        (Zip Code)
Registrant's telephone number, including area code (949) 366-2183
                                                   --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 8.01  OTHER EVENTS.

On May 31, 2005, ICU Medical, Inc. announced that it has decided to maintain certain molding and automated assembly production operations at its newly acquired Salt Lake City, Utah, plant and move the molding and automated assembly operations, currently conducted at ICU's San Clemente, California, plants from San Clemente to the Salt Lake City plant.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(c)   Exhibits

99.1  Press release dated May 31, 2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2005

                                            ICU MEDICAL, INC.


                                            /s/ Francis J. O'Brien
                                            ----------------------
                                            Francis J. O'Brien
                                            Secretary, Treasurer and
                                            Chief Financial Officer